EXHIBIT 10.10

WAIVER, dated as of August 10, 2001 (this "WAIVER"), to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among AUDIO VISUAL SERVICES CORPORATION, a Delaware corporation (the "PARENT"), AUDIO VISUAL SERVICES (NY) CORPORATION, a New York corporation (the "COMPANY"; together with the Parent, the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"; collectively with the Administrative Agent, the "AGENTS").


                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof;

          WHEREAS, the Company has advised the Lenders it has failed to achieve the minimum Consolidated Unadjusted EBITDA required by Section 7.01(c) of the Credit Agreement for the 12 month period ending June 30, 2001, and has requested a waiver of any Default or Event of Default arising therefrom;

          WHEREAS, the Lenders are willing to agree to waive any such Default and Event of Default, but only on the terms and subject to the conditions contained herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:


          SECTION 1. DEFINITIONS.


          Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.


     SECTION 2. WAIVER.

     2.1 WAIVER. The Lenders hereby waive: (i) any Default or Event of Default under Article VIII(c) of the Credit Agreement resulting from the Borrowers failure to achieve the minimum Consolidated Unadjusted EBITDA required by
Section 7.01(c) of the Credit Agreement for the period of four consecutive fiscal quarters ending on June 30, 2001; and (ii) any Default or Event of Default under Article VIII(e) of the Credit Agreement resulting from the occurrence of an event of default under the New Credit Agreement arising on account of the Borrowers failure to achieve the minimum "Consolidated Unadjusted EBITDA" (as defined in the New Credit Agreement) required by Section 6.01(a) of the New Credit Agreement for the period of four consecutive fiscal quarters ending on June 30, 2001.

SECTION 3. MISCELLANEOUS.

     3.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Waiver, the Borrowers hereby represent and warrant that all representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Waiver.

     3.2 CONDITIONS TO EFFECTIVENESS OF THIS WAIVER. This Waiver shall be effective as of the date first set forth above (the "WAIVER EFFECTIVE DATE") upon the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and the Lenders holding at least 75% of the Available Commitments, the Term Loan Exposure and the Revolving Credit Exposure and consented to by the Loan Parties (other than the Borrowers);

          (b) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted; and

          (c) the delivery to the Administrative Agent and the Lenders of (i) the financial statements of the Parent for the financial quarter ended June 30, 2001 in accordance with Section 6.01(b) of the Credit Agreement; and(ii) a certificate from the Chief Financial Officer or Chief Executive Officer of the Parent, delivered in accordance with Section 6.01(e) of the Credit Agreement and demonstrating that Consolidated Unadjusted EBITDA for the 12 month period ending on June 30, 2001 was not less than $47,000,000.

     3.3 LIMITED EFFECT. Except as expressly waived by this Waiver, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Waiver shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

     3.4 GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     3.5 COUNTERPARTS. This Waiver may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                              AUDIO VISUAL SERVICES CORPORATION


                                              BY: /s/: DIGBY J. DAVIES
                                              ----------------------------------
                                              Name:  Digby J. Davies
                                              Title: Director, President, COO,
                                              Acting CFO and Treasurer


                                              AUDIO VISUAL SERVICES (NY)
                                              CORPORATION


                                              BY: /s/: DIGBY J. DAVIES
                                              ----------------------------------
                                              Name:  Digby J. Davies
                                              Title: Executive Vice President,
                                                     CFO and Treasurer


                                              THE CHASE MANHATTAN BANK
                                              INDIVIDUALLY AND AS ADMINISTRATIVE
                                              AGENT


                                              BY: /s/: THOMAS A. DINNEEN
                                              ----------------------------------
                                              Name:  Thomas A. Dinneen
                                              Title: Managing Director

                                      BANK POLSKA KASA OPIEKI S.A. PEKAO
                                      S.A. GROUP, NEW YORK BRANCH


                                      BY: /s/: HARVEY WINTER
                                      ------------------------------------------
                                      Name:  Harvey Winter
                                      Title: Vice President



                                      BBT FUND, L.P.

                                      BY: BBT GENPAR, L.P., ITS GENERAL PARTNER

                                      BY: BBT-FW, INC., ITS GENERAL PARTNER


                                      BY: /s/: WILLIAM S. REIMANN
                                      ------------------------------------------
                                         Name:  William S. Reimann
                                         Title: Vice President



                                      CONTRARIAN FUNDS, LLC
                                      By: Contrarian Capital Management, LLC

                                      By: /s/: JANICE M. STANTON
                                      ------------------------------------------
                                      Name:  Janice M. Stanton
                                      Title: Member



                                      CREDIT AGRICOLE INDOSUEZ

                                      By: /s/:RENE LEBLANC
                                      ------------------------------------------
                                      Name:  Rene LeBlanc
                                      Title: Vice President

                                      BANKER'S TRUST COMPANY


                                      BY: /s/: PATRICK DOWLING
                                      ------------------------------------------
                                      Name:  Patrick Dowling
                                      Title: Vice President


                                      HALCYON RESTRUCTURING FUND, L.P.


                                      BY: /s/: JAMES W. SYKES
                                      ------------------------------------------
                                      Name:  James W. Sykes
                                      Title: Principal



                                      ING BARING (US) CAPITAL LLC,

                                      ACTING AS AGENT FOR
                                         MIDDENBANK CURACAO N.V.



                                      BY: /s/: Illegible
                                      ------------------------------------------
                                         Name:  Illegible
                                         Title: Vice President



                                      ML CLO X1X STERLING (CAYMAN) LTD.
                                         By: Highland Capital Management, L.P.
                                         as Collateral Manager and successor in
                                         interest to Sterling Asset Manager LLC



                                      BY: /s/: TODD TRAVERS
                                      ------------------------------------------
                                         Name:  Todd Travers
                                         Title: Senior Portfolio Manager


                                      PAM CAPITAL FUNDING LP
                                         By: Highland Capital Management, L.P.
                                         as Collateral Manager


                                      BY: /s/: TODD TRAVERS
                                      ------------------------------------------
                                         Name:  Todd Travers
                                         TITLE: SENIOR PORTFOLIO MANAGER

                                       ML CBO IV (CAYMAN) LTD.
                                           By: Highland Capital Management, L.P.
                                           as Collateral Manager


                                       BY: /s/: TODD TRAVERS
                                       -----------------------------------------
                                           Name:  Todd Travers
                                           Title: Senior Portfolio Manager



                                       PAMCO CAYMAN LTD.
                                           By: Highland Capital Management, L.P.
                                           as Collateral Manager


                                       BY: /s/: TODD TRAVERS
                                       -----------------------------------------
                                           Name:  Todd Travers
                                           Title: Senior Portfolio Manager



                                       NOMURA SPECIAL SITUATIONS
                                       INVESTMENT TRUST
                                           By: Wilmington Trust Company
                                           as Owner Trustee

                                           By: /s/: David A. Vaneskey, Jr.
                                       -----------------------------------------

                                           Name:  David A. Vaneskey, Jr.
                                           Title: Vice President


                                       T. ROWE PRICE RECOVERY FUND II, L.P.

                                       BY: /s/: KIM Z. GOLDEN
                                       -----------------------------------------
                                           Name:  Kim Z. Golden
                                           Title: Managing Director

                                    VAN KAMPEN SENIOR FLOATING RATE FUND
                                        By: Van Kampen Investment Advisory Corp.



                                    BY: /s/: DARVIN D. PIERCE
                                    --------------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Principal


                                    VAN KAMPEN PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.



                                    BY: /s/: DARVIN D. PIERCE
                                    --------------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Principal



                                    VAN KAMPEN SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.



                                    BY: /s/: DARVIN D. PIERCE
                                    --------------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Principal

Each of the undersigned hereby consents to the foregoing Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Waiver.


                                     AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.

                                  BY: /s/: DIGBY J. DAVIES
                                  ---------------------------------------------
                                       Name:  Digby J. Davies
                                       Title: Executive Vice President,
                                              CFO and Treasurer


                                  AUDIO VISUAL SERVICES GROUP, INC.

                                  BY: /s/: DIGBY J. DAVIES
                                  ---------------------------------------------
                                       Name:  Digby J. Davies
                                       Title: Executive Vice President
                                              and Treasurer


                                  VISUAL ACTION HOLDINGS INC.

                                  BY: /s/: DIGBY J. DAVIES
                                  ---------------------------------------------
                                       Name:  Digby J. Davies
                                       Title: Executive Vice President
                                              and Treasurer


                                  HRI, V.I., INC.

                                  BY: /s/: DIGBY J. DAVIES
                                  ---------------------------------------------
                                     Name:  Digby J. Davies
                                     Title: Executive Vice President
                                            and Treasurer